UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

45 William Street, Wellesley, Massachusetts	02481
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 237-5100

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

In September 2005, the Company approved a plan to sell its Fluid Sciences business. Accordingly, the results of operations have been segregated from continuing operations and reported in a separate line on the Company’s Consolidated Income Statements. The following schedules were prepared in order to provide the Company’s investors and the analyst community with detail on the operations of the Fluid Sciences business. These schedules reconcile the Consolidated Income Statements prepared in accordance with generally accepted accounting principals (“GAAP”) and included in our periodic filings to non-GAAP Pro Forma Income Statements which present consolidated operations to include Fluid Sciences as continuing operations. The reconciliations were provided for each of the three quarters for the nine months ended September 26, 2004 and for the nine months ended October 2, 2005.

The Company’s management believes that presentation of this information for Fluid Sciences provides useful information to investors regarding our financial condition and results of operations because it helps investors gain a meaningful understanding of our core operating results and future prospects, consistent with how management measures and forecasts the Company’s performance, especially when comparing such results to previous periods or forecasts. The Company’s management uses this information to assist in their financial and operational decision-making.

	Q1 2005 QTD			Q1 2004 QTD
	Consolidated Income Statement	Fluid Sciences	Pro Forma Income Statement with Fluid Sciences	Consolidated Income Statement	Fluid Sciences	Pro Forma Income Statement with Fluid Sciences
Sales Total	361,167	54,721	415,888	334,778	57,487	392,265
Cost of Sales	205,445	41,141	246,586	196,918	42,536	239,454
Research & Development	22,709	870	23,579	19,250	627	19,877
In-Process Research & Development	194	0	194	0	0	0
Selling, General and Administrative Expenses	97,303	4,904	102,207	89,826	5,134	94,960
Amortization of Intangible Assets	7,113	220	7,333	6,881	220	7,101

Operating Income from Continuing Operations	28,403	7,586	35,989	21,903	8,970	30,873
Interest and other expense, net	8,088	190	8,278	9,093	443	9,536

Income from continuing operatings before income taxes	20,315	7,396	27,711	12,810	8,527	21,337
Provision (benefit) for income taxes	4,907	2,661	7,568	2,924	3,204	6,128

Income from Continuing Operations	15,408	4,735	20,143	9,886	5,323	15,209

Income (Loss) from Discontinued Operations, net	4,343		(392)	3,583		(1,740)
Gain (Loss) on Disposition of Discontinued Operations, net	77		77	(198)		(198)

Net Income	19,828		19,828	13,271		13,271

Diluted Earnings (Loss) Per Share:
Continuing Operations	0.12	0.04	0.15	0.08	0.04	0.12

Income (Loss) from Discontinued Operations, net	0.03		0.00	0.03		(0.01)
Gain (Loss) on Disposition of Discontinued Operations, net	0.00		0.00	0.00		0.00

Net Income Per Share	0.15		0.15	0.10		0.10

Weighted average diluted shares of common stock outstanding	131,056	131,056	131,056	128,933	128,933	128,933

	Q2 2005 QTD			Q2 2004 QTD
	Consolidated Income Statement	Fluid Sciences	Pro Forma Income Statement with Fluid Sciences	Consolidated Income Statement	Fluid Sciences	Pro Forma Income Statement with Fluid Sciences
Sales Total	369,202	56,344	425,546	352,017	60,063	412,080
Cost of Sales	211,062	43,509	254,571	201,616	43,890	245,506
Research & Development	22,157	743	22,900	21,063	476	21,539
Selling, General and Administrative Expenses	93,424	4,646	98,070	91,570	5,644	97,214
Restructuring & Asset Impairment	14,245	690	14,935	0	0	0
Amortization of Intangible Assets	7,180	220	7,400	6,857	220	7,077

Operating Income from Continuing Operations	21,134	6,536	27,670	30,911	9,833	40,744
Interest and other expense, net	7,450	441	7,891	9,611	250	9,861

Income from continuing operatings before income taxes	13,684	6,095	19,779	21,300	9,583	30,883
(Benefit) Provision for income taxes	(16,522)	2,192	(14,330)	5,095	3,609	8,704

Income from Continuing Operations	30,206	3,903	34,109	16,205	5,974	22,179

Income (Loss) from Discontinued Operations, net	3,494		(409)	4,630		(1,344)
(Loss) Gain on Disposition of Discontinued Operations, net	(4,802)		(4,802)	0		0

Net Income	28,898		28,898	20,835		20,835

Diluted Earnings (Loss) Per Share:
Continuing Operations	0.23	0.03	0.26	0.13	0.05	0.17

Income (Loss) from Discontinued Operations, net	0.03		0.00	0.04		(0.01)
(Loss) Gain on Disposition of Discontinued Operations, net	(0.04)		(0.04)	0.00		0.00

Net Income Per Share	0.22		0.22	0.16		0.16

Weighted average diluted shares of common stock outstanding	130,718	130,718	130,718	129,362	129,362	129,362

	Q3 2005 QTD			Q3 2004 QTD
	Consolidated Income Statement	Fluid Sciences	Pro Forma Income Statement with Fluid Sciences	Consolidated Income Statement	Fluid Sciences	Pro Forma Income Statement with Fluid Sciences
Sales Total	361,901	58,271	420,172	341,601	61,089	402,690
Cost of Sales	204,510	43,977	248,487	198,567	44,250	242,817
Research & Development	21,808	692	22,500	20,435	759	21,194
Selling, General and Administrative Expenses	87,722	4,250	91,972	83,430	4,811	88,241
Amortization of Intangible Assets	7,159	220	7,379	6,920	220	7,140

Operating Income from Continuing Operations	40,702	9,132	49,834	32,249	11,049	43,298
Interest and other expense, net	6,093	505	6,598	8,030	477	8,507

Income from continuing operatings before income taxes	34,609	8,627	43,236	24,219	10,572	34,791
Provision for income taxes	8,464	3,103	11,567	5,825	3,979	9,804

Income from Continuing Operations	26,145	5,524	31,669	18,394	6,593	24,987

Income (Loss) from Discontinued Operations, net	5,500		(24)	5,889		(704)
Gain (Loss) on Disposition of Discontinued Operations, net	188		188	(269)		(269)

Net Income	31,833		31,833	24,014		24,014

Diluted Earnings (Loss) Per Share:
Continuing Operations	0.20	0.04	0.24	0.14	0.05	0.19

Income (Loss) from Discontinued Operations, net	0.04		0.00	0.05		(0.01)
Gain (Loss) on Disposition of Discontinued Operations, net	0.00		0.00	0.00		0.00

Net Income Per Share	0.24		0.24	0.19		0.19

Weighted average diluted shares of common stock outstanding	131,291	131,291	131,291	129,395	129,395	129,395

	Q3 2005 YTD			Q3 2004 YTD
	Consolidated Income Statement	Fluid Sciences	Pro Forma Income Statement with Fluid Sciences	Consolidated Income Statement	Fluid Sciences	Pro Forma Income Statement with Fluid Sciences
Sales Total	1,092,270	169,336	1,261,606	1,028,396	178,639	1,207,035
Cost of Sales	621,017	128,627	749,644	597,101	130,676	727,777
Research & Development	66,674	2,305	68,979	60,748	1,862	62,610
In-Process Research & Development	194	0	194	0	0	0
Selling, General and Administrative Expenses	278,449	13,800	292,249	264,826	15,589	280,415
Restructuring & Asset Impairment	14,245	690	14,935	0	0	0
Amortization of Intangible Assets	21,452	660	22,112	20,658	660	21,318

Operating Income from Continuing Operations	90,239	23,254	113,493	85,063	29,852	114,915
Interest and other expense, net	21,631	1,136	22,767	26,734	1,170	27,904

Income from continuing operatings before income taxes	68,608	22,118	90,726	58,329	28,682	87,011
(Benefit) Provision for income taxes	(3,151)	7,956	4,805	13,844	10,792	24,636

Income from Continuing Operations	71,759	14,162	85,921	44,485	17,890	62,375

Income (Loss) from Discontinued Operations, net	13,337		(825)	14,102		(3,788)
(Loss) Gain on Disposition of Discontinued Operations, net	(4,537)		(4,537)	(467)		(467)

Net Income	80,559		80,559	58,120		58,120

Diluted Earnings (Loss) Per Share:
Continuing Operations	0.55	0.11	0.66	0.34	0.14	0.48

Income (Loss) from Discontinued Operations, net	0.10		(0.01)	0.11		(0.03)
(Loss) Gain on Disposition of Discontinued Operations, net	(0.04)		(0.04)	0.00		(0.00)

Net Income Per Share	0.62		0.62	0.45		0.45

Weighted average diluted shares of common stock outstanding	131,021	131,021	131,021	129,230	129,230	129,230

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: December 15, 2005	By: /s/ Robert F. Friel
Robert F. Friel Executive Vice President and Chief Financial Officer